Exhibit 10.4


                             Village Bank and Trust
                              Branch Facility Lease
                                  575 Ela Road
                           Lake Zurich, Illinois 60047

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                            585-587 ELA ROAD BUILDING
             Bank Facility Lease For Village Bank and Trust Company
                                585-587 Ela Road
                              Lake Zurich, Illinois

                                      INDEX

SCHEDULE......................................................................1
Additional Provisions.........................................................3
LEASING AGREEMENT.............................................................5
I.       Rental...............................................................5
II.      Rental Adjustments...................................................5
III.     Security Deposit.....................................................8
IV.      Services.............................................................8
V.       Use of Premises.....................................................10
VI.      Alterations.........................................................14
VII.     Rights Reserved to Landlord.........................................15
VIII.    Improvements, Condition and Repair of Premises......................16
IX.      Surrender of Premises...............................................17
X.       Assignment and Subletting; Sale of Business.........................18
XI.      Waiver of Certain Claims; Insurance.................................19
XII.     Fire and Casualty...................................................21
XIII.    Rights and Remedies of Landlord.....................................22
XIV.     Bankruptcy or Insolvency............................................24
XV.      Default by Landlord.................................................26
XVI.     Eminent Domain......................................................27
XVII.    Landlord's Mortgage.................................................27
XVIII.   Estoppel Certificate................................................28
XIX.     Holding Over........................................................28
XX.      Miscellaneous.......................................................29

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                            585-587 ELA ROAD BUILDING
                               Bank Facility Lease
                                585-587 Ela Road
                              Lake Zurich, Illinois
                   (hereinafter referred to as the "Building")

This Indenture is made this 27th day of October, 1998 between George Garner and Barbara Garner, hereinafter referred to as "Landlord", and Village Bank and Trust Company, 101 South Wynstone Drive, Attention: Mr. Jack Reck, North Barrington, IL 60010 of Lake County, an Illinois chartered Banking Association, hereinafter referred to as "Tenant".

The following Schedule is an integral part of this Lease.

                                    SCHEDULE

1. Description of Premises ("the space"): The East Two Thousand (2,000) square feet of the Building and the adjoining Drive-Up Window together with a Remote Unit, consisting of approximately an additional Two Hundred (200) square feet. For purposes of this Lease, the "Building" includes a 5,000 square foot Retail Building structure and an adjoining Drive-Up Window and Remote Unit.

2. Tenant's use of Premises: Operation of a Banking branch facility and for no other use or purpose.

3. Total Base Rent (subject to adjustments set forth in the Additional Provisions section below): $138, 600.

4. Monthly installments of Base Rent (subject to adjustments): $3,850.00.

5. Tenant's proportionate share of Rental Adjustments attributable to the "building": 42.3%.

6. Commencement date of Lease term: January 1, 1999.

7. Termination date of Lease term: December 31, 2001.

8. Tenant's address for notice before possession date:
   Village Bank and Trust Company
   Attn:  Mr. Jack Reck
   101 South Wynstone Drive
   North Barrington, IL 60010

9. Security Deposit: $7,700.00

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10. Landlord makes no estimate for annual electricity, common area expenses, or real estate taxes to be charged to Tenant.

11. Broker:  NONE.

12. Premises: Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be preformed, hereby leases to Tenant, and Tenant hereby lets from Landlord, premises ("Premises") consisting of approximately 2,200 square feet of rentable area including approximately 2,000 square feet of air conditioned office space located at and commonly known as 585-587 Ela Road, Lake Zurich, Illinois 60047. Said Premises are on the ground floor plus an additional 200 square feet outside the Remote Unit of the building ("Building") commonly known as 585-587 Ela Road, Lake Zurich, Illinois, 60057, situated on a parcel of ground consisting of approximately 45,330 square feet. Tenant accepts the premises "as is" and Landlord is not responsible for any improvements made to or to be made to tenant's space leased hereunder.

13. Parking Areas: Tenant, its employees and invitees may use, on a reserved basis, five (5) parking spaces in parking areas contiguous to Tenant's space as designated by Landlord. Except as otherwise reserved, Tenant shall have the right to use all other parking spaces on a non-exclusive basis. Landlord may grant other occupants or tenants of the Building the right to use other parking spaces on a reserved basis. Landlord shall not be obligated to enforce parking limitations imposed on tenants, but shall cooperate with Tenant in enforcing Tenant's rights hereunder. Tenant shall use its best efforts to prevent its employees from parking at spaces contiguous to other tenants' premises, including the nearby "Cyclery" building also owned by Landlord.

14. Prohibited Uses: Tenant shall not use or permit the Premises to be used in any manner which would violate any certificate of occupancy affecting the Premises, cause injury to the improvements, cause the value or usefulness of the Building or Real Estate or any part thereof to diminish, constitute a public or private nuisance or waste, or render the insurance on the Building void or the insurance risk more hazardous or create any defense to payment, provided, however, that if Tenant's use of the Premises does make the insurance risk more hazardous then, without prejudice to any other remedy of Landlord for such breach, Tenant shall pay to Landlord, on demand, the amount by which Landlord's insurance premiums are increased as a result of such use. Tenant shall not use or occupy the Premises contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto. Tenant shall not sell, promote the sale of, repair, service or in any other way deal with bicycles or cycling equipment or any products related thereto. A violation of this paragraph shall constitute a default under the Leasing Agreement.

15. Base Rent. Beginning with the Commencement Date, Tenant shall bay a total base rent of One hundred Thirty-Eight Thousand, Six Hundred and 00/100 Dollars ($138,600) ("Base Rent") payable in equal monthly installments of Three Thousand, Eight Hundred Fifty and 00/100 Dollars ($3,850.00), in advance on the Commencement Date and on the first day of each calendar month thereafter of the Term, and at the same rate for fractions of a month if the Commencement Date

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occurs on any date except the first day of a calendar month or the Term ends on any day except the last day of a calendar month.




                              Additional Provisions
                              ---------------------

15.1 Rent Escalation in lieu of CPI Provision: On each anniversary of the Commencement Date, the Base Rent shall increase to an amount equal to One Hundred Three Percent (103%) of the Base Rent which was payable for the year immediately preceding such anniversary and Tenant shall thereafter (until further increase) pay equal monthly installments of the Base Rent as adjusted. Tenant shall pay all monthly installments of Base Rent to Landlord, in advance, on or before the first day of each and every month during the Term, without demand and with out an set-off or deduction whatsoever, except that (i) Tenant shall pay an amount equal to one full monthly installment of Base Rent at the time of execution of this Lease, which amount shall be credited to the first full monthly installment of Base Rent at the time of execution of this Lease, which amount shall be credited to the first full monthly installment of Base Rent payable hereunder; and (ii) if the Term commences other than on the first day of a month or ends other than on the last day of a month, the Base Rent for such month shall be prorated and the prorated Base Rent for the portion of the month in which the Term commences shall also be paid at the time of execution of this Lease.

15.2 Additional Rent: In addition to paying Base Rent, Tenant shall also pay as additional rent the following amounts ("Additional Rent") for each calendar year in which the Term falls:

     (a) Tenants Pro Rata Share (as hereinafter defined) of Taxes as defined in
Section II.4 of the Leasing Agreement) in excess of zero dollars ($0) ("Base Taxes"), in accordance with the Section II of the "Leasing Agreement." At the time of construction, The subject Premises also included an existing building consisting of 5,000 square feet, which building is currently utilized as a cyclery. Since that time, the Premises has been split into two separate taxing parcels. A copy of the most recent real estate tax bill is attached as Exhibit "A."

     (b) Tenant's Pro Rata Share of Expenses (as defined in Section 3 of Article II of the "Leasing Agreement").

          As used in this Lease,

          (i) If expenses are to be prorated for the total area of the "Premises", including the "Cyclery Building", the term "Tenant's Pro Rata Share of Taxes and Expenses" shall be Twenty-One and 57/100 percent (21.57%), which is the Rentable area of the Premises divide by the Rentable Area of the Building and the "Cyclery Building" located on the Premises. If the Expenses referred to in Section 3 of Article II of the Leasing Agreement are solely attributable to the 5,000 square foot Building plus Drive-Up Window and Remote Unit Facilities. Tenant's share shall be Forty-Two and 3/10ths percent (42.3%) of all such Expenses.

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          (ii) The term "Rentable Area of the Premises" shall mean usable area in the Premises plus a share of mechanical space, loading docks and other common service areas including the Three Hundred Square feet allocated by Landlord to the Drive-Up Window and Remote Unit being built solely at the expense of Tenant in the Building, and, if the Premises are less than an entire floor, a share of public areas (such as corridors, toilets, lobbies and electrical and telephone closets) on the floor on which the Premises are located. Rentable Area of the Premises shall be deemed to be Two Thousand, Two Hundred (2,200) square feet.

          (iii) The term "Rentable Area of the Building" shall mean the sum of areas on all floors of the Building (ground floor and above) plus mechanical space, loading docks and other common service areas including the Two Hundred Square feet allocated by Landlord to the Drive-Up Window and Remote Unit being built solely at the expense of Tenant. Rentable Area of the Building shall be deemed to be 5,200 square feet.

15.3 Tenant Contingencies:

     NONE.

15.4 Landlord affirmatively covenants that Tenant shall have the right of quiet possession of the Premises so long as Tenant observes the term and provisions set forth in the Lease.

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                                LEASING AGREEMENT
                                -----------------

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises described in the Schedule, located in the 585-587 Ela Road Building at 585-587 Ela Road, Lake Zurich, Illinois, for the term set forth in the Schedule, unless sooner terminated as provided herein.

IN CONSIDERATION THEREOF, THE PARTIES COVENANT AND AGREE as follows:

I.   Rental.
     ------

     Tenant shall pay to Landlord at the office of the Building, or at such other place as may be designated from time to time by notice in writing to
Tenant:

     A. the total Base Rent set forth in the Schedule in equal monthly installments in the amounts set forth in the Schedule and the Additional Provisions thereof;

     B. the Rental Adjustments as provided in Section II below;

     C. all other sums payable by Tenant hereunder within ten (10) days after Landlord bills Tenant therefor; and

     D. interest at the rate equal to 3% over the prime commercial lending rate being offered by the Harris Bank of Chicago from time to time from the due date of each payment until paid.

     Each monthly installment will be payable in advance promptly on the first day of each calendar month during the term of this Lease. If the term begins other than on the 1st day of a calendar month or if the Term is terminated other than on the last day of a calendar month, a prorated amount shall be paid for such fractional month. All of the aforesaid sums and interest shall constitute rent hereunder. However, no interest or penalties will be charged to Tenant, if Tenant's obligations under this paragraph are paid within seven (7) days of the due date for any such payment.

II.  Rental Adjustments.
     ------------------

     The rent payable hereunder shall be increased as set forth in the schedule and the Additional Provisions thereof, to reflect increases in the cost of operating the Building and in taxes in the following manner:

     A. Definitions.
        -----------

     For purposes of the Rental Adjustments, the following definitions shall apply:

          1. "Base year" shall mean the last full calendar year before the commencement date of this Lease.

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          2. "Adjustment year" shall mean every calendar year being wholly or partly during the term of this Lease, commencing with the calendar year in which this Lease commences. In the event that the first adjustment year or the last adjustment year is not a full calendar year during the term of this Lease, then the Rental Adjustments with respect to such partial year shall be pro-rated for the number of days in the term included within such partial calendar year.

          3. (a) "Cost of operating the Building" shall mean all normal and reasonable costs, expenses and disbursements of every kind and nature paid or incurred by Landlord in connection with the ownership, management, operation, maintenance and repair of the Building, the underlying land and all related personal property, as determined by standard accounting practices used by Landlord in its buildings in the Chicago metropolitan area, and shall include by way of illustration and not limitation, heat, water, electricity (to the extent not otherwise paid by tenants), labor, contracted labor, insurance, materials, service and professional fees and charges, license, permit and inspection fees, and fees and costs in connection with the obtaining of reductions in Taxes. It shall not include Taxes as defined below. Repair and other costs, expenses and disbursements scheduled less often than annually may be prorated, at Landlord's election, over the period to which the same are applicable.

               (b) "Cost of operating the building" should not include costs incurred by Landlord in connection with the maintenance and repair of the structural portion of the Building, but shall include costs and expenses incurred in connection with the operation of the parking areas, access ways and other common areas. Costs of operating the Building should not include capital improvements, depreciation or amounts attributable to overhead or administrative costs of Landlord. Landlord should further covenant to operate and maintain the common areas in good order and repair. If requested by Tenant, Landlord should furnish bills, receipts and other evidence of the amount of costs of operating the Building prior to Tenant's payment thereof.

          4. "Base Taxes" shall mean all real property taxes in respect to the Building and underlying land and all ad valorem taxes for Landlord's personal property used in connection therewith, payable in the base or adjustment year, as the case may be, and all special taxes and special assessments, installments of which are required to be paid during the base or adjustment year, as the case may be. Base Taxes as used herein shall not include any penalties or interest due thereon, unless said penalties and interest are the result of activity or responsibility of Tenant. If hereafter there shall be imposed any tax, assessment, charge or fee payable by Landlord tot eh State of Illinois, County of Lake, Village of Lake Zurich, or any other governmental subdivision either on the rents or other income collected from the Building (not including a general income or franchise tax) or in the event that any other tax, assessment, charge or fee may be imposed hereafter in lieu of or partially in lieu of such real property taxes or personal property taxes, then such tax, assessment, charge or fee shall be included with the term "Taxes" under the provisions of this Lease. Taxes shall be as initially billed and payable in the base or adjustment year, as the case may be, even though representing taxes levied for a prior year.

          5. "Rental Adjustments" shall mean all the rent described in Section II of this

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Lease.

          6. The "tenant's proportionate share" shall be as set forth in the Schedule and Additional Provisions thereto. That percentage represents the percentage obtained by dividing the agreed upon rentable area of the Premises by the agreed upon rentable area of the Building. Tenant agrees to said percentage and agrees not to dispute any of said areas.

     B. Adjustment for Cost of Operating the Building
        ---------------------------------------------

     In the event that the costs of operating the Building for any adjustment year reflect an increase over such costs for the base year, then Tenant shall pay to Landlord as additional rent Tenant's proportionate share of such increase.

     C. Tax Adjustment
        --------------

     In the event that the Taxes payable in any adjustment year are more than the Taxes payable during the base year (the Taxes for the base year on the Building shall be "0" for purposes of this Leasing Agreement), then Tenant shall pay to Landlord as additional rent Tenant's proportionate share of such increase.

     D. Estimated Rental Adjustment
        ---------------------------

     Before January first of each adjustment year or as soon thereafter as Landlord is able to do so, Landlord shall notify Tenant of the expected cost of operating the Building and Taxes for the adjustment year, together with Landlord's estimate of the increase in the cost of operating the Building and Taxes for such adjustment year. Tenant thereafter shall pay as additional rent the estimated and projected amounts of the Rental Adjustments for such adjustment year, in installments calculated and payable in the following manner. Every month, at the same time and place that installments of Base Rent are to be paid, Tenant shall pay an amount equal to one-twelfth (1/12) of Tenant's proportionate share of any estimated increase in the cost of operating the Building and Taxes for such adjustment year over the base year and one-twelfth (1/12) of the amount of the Rental Adjustment projected by the Landlord. Tenant shall have the option of making semi-annual payment of the real estate tax assessment, if Landlord's obligations to make real estate tax deposits under its mortgage are semi annual or greater. This payment provision shall abate if Landlord's real estate tax deposit requirements are more frequent than semi annual. If Tenant is notified of any such estimate or projection after January 1st of any adjustment year or if, at anytime during any adjustment year, landlord notifies Tenant that it has determined that the cost of operating the Building and Taxes for such adjustment year will be more or less than previously estimated or projected, upon submission to Tenant of an adjusted estimate or projection or the determined amount, the monthly installments of additional rent to be paid during such adjustment year for increases in the cost of operating the Building and Taxes shall be adjusted upward or downward, as the case may be, and such adjustment shall be made retroactive to the beginning of the then current adjustment year. In this latter regard, Tenant shall pay to Landlord any amount necessary to reflect any such increase for the current and

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past months, or Landlord shall pay to Tenant or credit against the next monthly installment(s) of additional rent any amount necessary to reflect such decrease for the current and past months. Whenever the term "Rental Adjustments" or a similar term is used in this Lease, it shall include the estimated Rental Adjustments and additional rent payments provided for in this Section.

     E. Billing and Final Payment
        -------------------------

     Landlord will keep, or cause to be kept, books and records showing the costs of operating the Building and Taxes for the base year and each adjustment year in accordance with the system of accounts and accounting practices consistently begin maintained by Landlord for his other buildings in Illinois. As soon as available after January 1st of each adjustment year, Landlord shall submit to Tenant a computation of the additional rents, if any, due for Rental Adjustments for the preceding adjustment year. Within thirty (30) days after the receipt of such statement, Tenant shall pay to landlord the entire balance of all Rental Adjustments due for such adjustment year due to increases in the costs of operating the Building and Taxes not paid, if any, and, if Tenant had paid more than the actual amounts shown on said statement to be due for Rental Adjustments for such adjustment year, Landlord shall pay to Tenant or credit against the next installment of additional rent becoming due hereunder the amount of the overpayment. The additional rent payable each month during the then current adjustment year shall be adjusted retroactively to reflect such adjustments. In no event shall any of the adjustments herein result in a decrease in the Base Rent. Tenant shall have the right to review all invoices, bills and receipts relating to rent adjustments as described in this lease.

III. Security Deposit.
     ----------------

     As additional security for the full and timely payment of all rent and other sums and performance of all other obligations required to be paid or performed by Tenant hereunder, Tenant has paid a security deposit in the amount set forth in the Schedule. The Security Deposit may (but need not) be applied by Landlord toward the curing of any default(s) of Tenant and shall not bear interest. Tenant on demand shall replenish any portion of the security deposit applied by Landlord. If Tenant is not in default hereunder, Landlord shall refund the unapplied balance of the security deposit within thirty (30) day after expiration of the Lease term.

IV.  Services.
     --------

     A. Heating and Air-Conditioning. Landlord shall operate the Building's heating system serving the Premises daily from 8:00 a.m to 5:30 p.m. (Saturdays to 1:00 p.m.), Sundays and holidays excepted, as may be required, in Landlord's judgment, to provide a temperature condition for reasonably comfortable occupancy of the Premises by Tenant under normal business operations and in the absence of use of heat generating machinery or equipment in the Premise. Since Tenant is paying for the costs of all heating and air conditioning affecting its space, Tenant shall have the right to adjust the hours of usage to meet its needs. Tenant shall pay the cost of any heating and air its needs. Tenant shall pay the cost of any heating and air conditioning systems specifically designed to service Tenant's rentable space and computer needs. Tenant shall be responsible for the purchase,

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installation, maintenance, and upkeep of the electrical and air conditioning systems for Tenant's rentable area of the Premises including but not limited to Tenant's requirements for computers or other uses in connection with Tenant's business.

     B. Water. Landlord shall cause to be furnished cold water from Village of Lake Zurich mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord or by Tenant with Landlord's prior written consent. Tenant shall pay for all water furnished to or for the Premises, including water used for air-conditioning.

     C. Janitor Services, Cleanliness of Premises. Tenant, at its own expenses, shall provide janitor and cleaning service in and about the Premises, so as to keep the Premises in a clean, sightly, sanitary and safe condition. Tenant shall remove at reasonable times all garbage and other waste material from the Premises, shall keep the Premises in good order and repair, and shall prevent any unsanitary conditions from taking place on the Premises. Tenant shall place and store such garbage and waste material in sealed, sanitary containers within the Premises pending removal; and in no event shall Tenant place or store garbage or waste material on the sidewalk or street outside the Building. Tenant shall keep all ducts, pipes and traps free from accumulations of dirt and grease and Tenant shall enter into written maintenance contracts with reputable, professional contractors acceptable to Landlord for such purposes, providing (among other things) for thorough duct cleaning at least semiannually. All contracts to be entered into under this paragraph shall be on terms and conditions acceptable to Landlord for purposes of maintaining the highest standards of cleanliness, sightliness and sanitation. Each contract shall require prior written notice to Landlord before modification or termination; and a copy of each contract shall be delivered to Landlord prior to Tenant's taking possession of the Premises (and upon execution in the case of any renewal or substitution). Landlord may inspect the Premises at reasonable times, either by itself or by its agent or designee, for the purpose of enforcement and compliance with the provisions of the Lease and this subparagraph. If in Landlord's judgment, any of the services or obligations required hereby are not being satisfactorily provided or performed, Landlord, in addition to all other available remedies, may terminate this Lease or Tenant's right to possession hereunder if such default is not cured within ten (10) days after notice to Tenant, and Landlord shall have the right to do whatever is necessary to see to it that compliance is obtained and to charge Tenant for any and all expenses incurred in so doing. Such charges shall be in the form of additional rent.

     D. Electricity. Landlord shall furnish an electric wiring system in the Premises for standard lighting fixtures. If Tenant requires electrical usage that, in the Landlord's Judgment, may affect electrical service to other portions of the Building or cause damage or unusual wear or tear to the existing system and equipment, Tenant shall arrange for and install such additional conduit, wiring and equipment in accordance with the other provisions of this Lease as shall be necessary and proper, all at Tenant's sole expense.

     Landlord will furnish all electric energy consumed in the Premises, including that for heating, air conditioning and ventilation, during the term of this Lease. If electrical usage in the Premises is not separately metered, Tenant shall pay Landlord, as additional rent in equal monthly installments

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of Base Rent, an annual amount as determined by Landlord from time to time as the amount which Tenant would pay for such electric energy if the same were separately metered to the Premises by the local electric utility company and billed to Tenant at such utility company's current rates. If the electrical usage in the Premises is separately metered, Tenant shall pay all sums billed per the meter(s). Tenant also shall pay Landlord, as additional rent, an annual amount as determined by Landlord from time to time as Tenant's prorated share of the amount payable for electric energy used in the public areas on the floors on which the Premises are located.

     E. Failure to Pay for Services. If Tenant fails to pay promptly any sum required to be paid by Tenant under this Section IV, Landlord, upon not less than ten days' prior notice, may discontinue furnishing the relevant services; and no such discontinuance shall be deemed an eviction or disturbance of Tenant's possession or use of the Premises, or give rise to any defense or set off, or render Landlord liable for damages, or relieve Tenant from any obligation.

     F. Interruption of Services. Except for conditions within Landlord's control and undisclosed defects in construction, Landlord does not warrant that any service will be free from interruption caused in whole or in part by maintenance, repairs, renewals, replacements, improvements, changes of service, alterations, strikes, lockouts, labor controversies, material shortages, accidents, inability to obtain fuel or supplies, weather conditions, or other cause beyond the reasonable control of Landlord, or that the quantity or quality of any service will not be diminished as a result in whole or in party of any such cause. No such interruption or diminution shall be deemed an eviction or disturbance of Tenant's use or possession of the Premises, or give rise to any defense or set-off, or render Landlord liable for damages, or relieve Tenant from any obligation. However, Landlord will maintain and repair HVACs, electric and plumbing systems, except that Landlord shall have no responsibility for any damage caused by the neglect or misuse by tenant. Tenant will waive claims against Landlord for interruption or stoppage of utility services to the extent that such interruption or stoppage is not caused by the neglect or misconduct of Landlord or Landlord's agents or contractors.

     G. Installation of Facilities. Landlord shall not be required to install any special facilities for Tenant, Tenant has inspected the Premises, and Tenant accepts the Premises "as is".

V.   Use of Premises.
     ---------------

     A. Purpose. Tenant shall use and occupy the Premises only for banking purposes. Tenant continuously during the term of this Lease shall operate and maintain a first-class, full service bank branch facility in the Lake County area. All fixtures, equipment, appliances, furniture, furnishings, floor, ceiling, window and wall coverings, and other items installed or acquired by Tenant shall be consistent with Tenant's permitted use of the space.

     Tenant shall keep its facility open during normal hours, Monday through Saturday, and may install, at Tenant's expense, an automatic teller facility
(ATM). However, if security becomes a problem at either Tenant's regular space in the Building or in conjunction with the ATM, Landlord

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may require Tenant to provide reasonable, additional security or guard service to maintain the general security of Tenant's business and rentable space. It is understood that guard service and security arrangements, as may be necessary to protect customers using Tenant's facilities, and other individuals on Landlord's property, is sole responsibility of Tenant and, except for injuries and damage arising out of acts or omissions of Landlord, their agents, contractors or employees, Tenant indemnifies and holds harmless Landlord for any and all personal injuries and property damage that occur in conjunction with the operation of Tenant's business. Said indemnification and hold harmless shall include any attorneys' fees, court costs, expenses, and other costs incurred by Landlord with respect thereto.

     B. Removal of Property. Tenant shall deliver to Landlord a list of all furniture, equipment and other articles before removing such articles, shall obtain a removal permit from the Landlord. Landlord's consent shall not be unreasonably withheld, but may be exercised, for example, to prevent a day time move that may disrupt other tenants.

     C. Doors to be Locked. Before leaving the Premises unattended, Tenant shall close and securely lock all doors to the Premises and other areas used by Tenant and shall shut off all utilities controlled from within the Premises. All damages resulting from failure to do so shall be paid by Tenant.

     D. Laws and Regulations. Tenant shall obtain and maintain in full force and effect all necessary permits and licenses for the operation of its business on the Premisses and shall comply with all statutes, ordinances, orders, rules and regulations of any governmental authority with respect to the Premises and the use or occupancy thereof.

     E. Signs. Tenant shall not paint, display, inscribe or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside or inside of the Building, or which is visible from outside the Premises, except with the prior written consent of Landlord, and then only of such color, size style character and material as first is approved in writing by Landlord in its sole and absolute discretion. Landlord reserves the right to remove any items not complying with the compensation to Tenant, and Tenant shall reimburse Landlord for all expenses incurred in connection therewith. With respect to signs permitted by the Village of lake Zurich to be placed at or near Ela Road, Landlord and Tenant will share equal space on said sign with the total cost of the sign to be at Tenant's expense subject to Landlord's prior approval of the content, design, construction and layout thereof. Landlord and Tenant agree to use Northshore Sign Company located at 1925 Industrial Drive, Libertyville, Illinois 60048 for the preparation of all signs required or to be installed pursuant to the terms hereof, or such other mutually agreed sign company.

     F. Advertising. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Building for any purpose other than as the business address of Tenant, or use any picture or likeness of the Building or the name "Schwinn," "GT," "Trek," "Klein," "Pearl Izumi," "George Garner" or "Cyclery" or any combination thereof in any letterhead, envelope, circular, notice, advertisement, container, or wrapping material, without Landlord's prior written consent.

     G. Sale of Articles. Tenant shall not exhibit, sell, exchange, us, rent or offer for sale, exchange, use or rent in the Premises or Building any article, thing or service except those ordinarily embraced within the use of the Premises specified in the Schedule, without the prior written consent of Landlord.

     H. Unlawful Use. Tenant shall not make or permit any use of the Premises, or commit or permit to be committed any act therein or elsewhere in the Building, which, directly or indirectly, is forbidden by law, ordinance or governmental rule, regulation or order, or which may be dangerous to person or property.

     I. Hazardous Materials. Tenant shall not bring, use or permit to be brought or used in the Premises or the Building any environmentally unsafe or toxic materials, flammable or explosive material or any other article deemed in Landlord's sole and absolute discretion to be hazardous to person or property. Tenant shall not do or permit to be done any act or thing in or upon the Premises or the Building, or bring, use or permit to be brought or used anything therein, which may invalidate, be in conflict with or increase the rates for any fire or other insurance policies covering the Building or its operations or the Premises, or any part of either, or which does not comply with all rules, regulations, orders and requirements of the insurance carriers, the fire Department, Board of Fire Underwriters and any similar organizations. If, by reason of Tenant's failure to comply with the provisions of this subsection, any insurance premium at any time shall be increased above what it otherwise would be, Tenant shall reimburse Landlord for all such increases.

     J. Various Prohibited Uses. Tenant shall not, without the prior written consent of Landlord to be exercised in the sole and absolute discretion of Landlord (or other than in strict accordance with such conditions as Landlord may impose):

          1. install or operate any heating, or air-conditioning apparatus or carry on any mechanical operations; or

          2. use the Premises for housing, lodging or sleeping purposes.

     K. Sound Devices. Tenant shall not, except as otherwise stated in this
Lease:

          1. place any radio or television antenna on the roof or on or in any part of the inside or outside of the Building other than the inside of the premises.

          2. operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises; or

          3. operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere.

     L. Nuisances. Tenant shall not, except as otherwise stated in this Lease:

          1. bring or permit to be brought into the Building any motorized vehicle or bike or dog (except in the company of a blind or handicapped person requiring the assistance of such an animal) or other animal or bird;

          2. make or permit any objectionable noise or odor to emanate from the Premises;

          3. do or permit anything in the Premises or Building which may create or maintain a nuisance or public disturbances; or

          4. disturb, solicit or canvass any occupant of the Building.

     M. Cleanliness and Obstruction of Public Areas. Tenant shall not:

          1. place anything or allow anything to be placed in the Premises which may be unsightly from outside the Premises;

          2. take or permit to be taken in or out of any other entrance of the Building any item normally taken in or out through the shipping or loading dock or service doors; or

          3. temporarily, accidentally, or otherwise, obstruct or place, store or allow anything in any passage way, exit, stairway, elevator, shipping platform, or shipping or loading dock. Tenant shall keep such areas free from all obstruction and in a clean and lightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and shall move all items and trash (other than trash customarily removed by Building employees) being taken from the Premises directly to the trash refuse area of the Premises at or about the time arranged for removal therefrom.

     N. Locks. Due to the nature of Tenant's business, it is understood that Tenant must keep the Tenant's rentable space secure and Landlord will not have unlimited access. Therefore, for emergency purposes, Tenant shall make available a person or persons that have twenty-four (24) hour access to Tenant's space. The names, addresses and phone numbers, of all such persons shall be supplied to Landlord in writing on a timely basis and updated each March 31, June 30, September 31, and December 31 after the original designations thereof.

     O. Weight Limits. Tenant shall not overload any floor or place any heavy equipment, appliance, furniture or fixtures in the Premises contrary to any instruction from or requirements of Landlord with respect to location for weight distribution purposes.

     P. Defacing Premises. Tenant shall not:

          1. mark, cut or drill into or drive nails or screws into any part of the Premises or Building, outside or inside, without the prior written consent of Landlord; or

          2. commit or allow any waste, defacing, damage or destruction to or of the Building or any part thereof.

     Q. Alarm. If Tenant desires any signal, communications, alarm, computer or other utility or service connections installed or changed in the Premises, the same shall be installed or changed at the expense of Tenant, but only with the prior written approval and under the direction of Landlord. Landlord waives any objection to the existing alarm system in the Premises.

     R. Window and Door Coverings. Tenant, at its own expense, may install drapes, blinds and other window and door coverings, provided that the same are in conformity with the other provisions of this Lease, in harmony with the exterior and interior appearance of the Building and pose no safety or fire hazard, as determined in the sole and absolute judgment of Landlord. All such coverings shall be maintained by Tenant in good order, condition and repair.

VI.  Alterations.
     -----------

     A. Tenant should have the right, without Landlord's consent, to make non-structural changes to the interior architectural treatments of the premises, provided that such changes shall not diminish the value of the Building or create liens.

     B. Tenant shall not make any installations, alterations, additions, or improvements, including underground tunnels for the Drive-Up Window and Remote Unit, one or more ATM's, and the Drive-Up Window, Remote Unit and Canopy ("work") in or to the Premises without first submitting detailed plans and specifications to Landlord and securing Landlord's prior written consent, which may be withheld or conditioned in the sole and absolute discretion of Landlord. All such work shall be performed by employees of or contractors employed by Landlord or, with Landlord's written consent given prior to the letting of the contracts, by contractors employed by Tenant. In each case, the work shall be performed only under written contracts first approved in writing by Landlord. Tenant shall submit to Landlord's supervision over all such work and promptly shall pay to landlord or to Tenant's contractors, as the case may be, when due, all costs of such work, and upon completion of the work, if payment is made directly to Tenant's contractors, Tenant shall deliver to Landlord evidence of full payment, sworn contractors' statements and affidavits, and full and final waivers of all liens for all labor, services and materials furnished. All work done by Tenant and its contractors shall be done in strict accordance with the approved plans and specifications and all requirements and conditions imposed by Landlord, in a first class, workman-like manner using new, top quality materials, and in compliance with all insurance requirements and all laws, ordinances, rules and regulations of all governmental bodies. If Landlord supervises Tenant' s work, Tenant shall pay Landlord an amount equal to 15% of the cost of all work done under this Section to reimburse

Landlord for its overhead and other administrative costs, fees and expenses incurred in respect thereto. Tenant shall keep the Building and Premises free of all liens and claims of lien; and if any lien or claim of lien is asserted, rightfully or wrongfully, on account of any act or omission of Tenant or anyone for whom Tenant is responsible, Tenant shall cause the same to be released or discharged within 30 days or shall provide Landlord with security satisfactory to Landlord in its sole judgment within said period. If Tenant fails to do so, Landlord, in addition to all other available rights and remedies, may cause such lien or claim of lien to be released or discharged, and Tenant shall pay Landlord all cost, expenses and fees incurred by landlord in connection therewith. To the fullest extent allowed by law, Tenant shall indemnify, defend and hold harmless Landlord and its agents and employees against and from all claims, actions, liabilities, injuries, damages, liens, costs, expenses and fees asserted or incurred in connection with such work.

VII. Rights Reserved to Landlord.
     ---------------------------

     Landlord shall have the following rights, exercisable without notice or payment of further consideration and without liability to Tenant for damages or injury to property, persona or business (all claims for damage or injury being hereby waived and released), and without effecting any eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any defense or set-off;

     A. To change the name or street address of the Building.

     B. To install and maintain signs on the exterior and interior of the Building, subject to the terms of subparagraph V(E) above.

     C. To designate all sources furnishing sign painting and lettering, ice, mineral, and drinking water, beverages, foods, towels, vending machines and toilet supplies used or consumed on the Premises.

     D. To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted in the Schedule.

     E. To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, if Tenant vacates or abandons the Premises, subject to Tenant's obligation to restore and repair as set forth in Section IX of this Lease.

     F. To enter the Premises, upon reasonable prior notice to Tenant except in the event of emergencies, for purposes of making inspections, repairs, replacements, alterations, additions and improvements in or to the Premises or the Building, exhibiting the Premises to prospective tenants, purchasers, mortgagees or others, and performing any acts related to the maintenance, safety, protection preservation, reletting, sale or improvement of the Premises or the Building, in each case at all reasonable hours and at any time during an emergency.

     G. To have access to all mail chutes, if any, according to the rules of the United States Post Office.

     H. To require all persons entering or leaving the Building during such hours as Landlord from time to time reasonably may determine to identify themselves to a watchman by registration or otherwise and establish their right to enter or leave, and to exclude or expel any peddler, solicitor or beggar at any time from the Premises or the Building, and to regulate the delivery and servicing of furniture, equipment, supplies and other items.

     I. To close the Building at or before 10:00 p.m. on weekdays or before 4:00 p.m. on Saturdays and on Sundays and legal holidays, subject, however, to Tenant's rights to admittance under such rules and regulations as may be prescribed from time to time by Landlord. Said right shall not apply to Tenant's ATM station unless in Landlord's sole discretion, said ATM station is resulting in a dangerous condition on the Premises or Tenant's customers are misusing said ATM station to the inconvenience of other Tenants or Landlord.

     J. To approve the weight, size and location of safes and other heavy machinery, equipment, appliances, and articles in and about the Premises and Building, and to require all such items to be moved in, out of and about the Building and Premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility.

     K. At any time, to decorate, perform maintenance, and make repairs, replacements, alterations, additions and improvements -- structural or otherwise -- in or to the Premises, the Building, or any part thereof, and during such operations, to take into and through the Premises and Building all materials and equipment and close or temporarily suspend operation of entrances, doors, corridors, elevators, and other facilities and services. Landlord may do any such work during ordinary business hours; and if Landlord agrees to perform such work during other hours at Tenant's request, Tenant shall pay Landlord for all overtime and other additional expenses incurred by Landlord as a result thereof.

     L. To do or permit to be done any other work in or about the Premises or the Building or any adjacent or nearby building land, street or alley.

VIII. Improvements, Condition and Repair of Premises.
      ----------------------------------------------

     A. Tenant's acceptance of possession shall constitute Tenant's agreement that Tenant thoroughly has examined the Premises, that Tenant is satisfied in all respects with the physical condition of the Premises, as well as the amount of space contained therein, and that Tenant is taking the Premises is their then existing condition "as is." No representation or warranty has been made by Landlord or Landlord's agent as to the operation, condition or repair of the Premises; and there has been no agreement by Landlord to redecorate, alter, repair or improve the Premises either before or after the execution of this Lease, other than as set forth herein. Tenant has made an independent computation of the space and has not relied on any computation, if any, made by Landlord as to the amount of space contained in the Premises.

     B. Tenant, at Tenant's expense, shall provide, install and construct within the Premises (in accordance with the other provisions of this Lease) the fixtures, special air-conditioning, other equipment, appliances, decorations and tenant improvements described in Exhibit B attached hereto ("tenant improvements"). Tenant shall provide Landlord on or before commencement of the Lease term with proof that Tenant has purchased and owns all of said Tenant improvements, free and clear of all security interests, liens and encumbrances, except those approved in writing by Landlord. If, however, Tenant and Landlord agree that Landlord will purchase and install any of the Tenant improvements referred to above, Landlord may require Tenant to pay for the same in advance, based on Landlord's good faith estimate of the cost and subject to adjustment when actual costs are determined. Such costs shall include fifteen percent for Landlord's administrative and overhead expenses, if Landlord is required to supervise said construction.

     C. (1) Landlord will maintain the structural portions of the Premises, including roofs, floors and exterior treatments, in good order, and will make necessary repairs and replacements thereto. Repairs should be conducted in such a manner as will minimize interference with Tenant's business at the Premises.

          (2) Except as noted in subparagraph C. (1) above and during the term of this Lease, Tenant shall maintain the Premises in excellent order, condition and repair, and in compliance with the requirements of all insurers and governmental authorities having jurisdiction, including making all necessary repairs, replacements and improvements and providing all necessary repairs, replacements and improvements and providing all necessary maintenance, in and about the Premises, at Tenant's sole expense. If Tenant falls to do so, Landlord may, but need not, provide any maintenance, repairs, replacements, and improvements; and Tenant shall pay Landlord on demand for all costs incurred by Landlord in connection therewith, plus 15% for Landlord's overhead and administrative expenses. Tenant's obligations hereunder extend to all exterior and corridor glass; and Tenant shall enter into a written agreement with a reputable glass cleaning contractor to clean all such glass on such a basis and in such manner as is acceptable to Landlord. Such contractor shall have such insurance coverage as Landlord may require. Tenant's obligations also include maintaining all plants and vegetation in good shape and health and replacing them as necessary.

     D. As often as may be deemed necessary and at least once every seven years, Tenant shall re-paint the Premises, install new floor, wall and window coverings, and generally remodel the Premises so as to maintain the standards required of Tenant under this Lease.

IX.  Surrender of Premises.
     ---------------------

     Upon termination of this Lease by lapse of time or otherwise or upon termination of Tenant's right to possession:

     A. Tenant shall surrender all keys to the Premises to Landlord and shall make known to

Landlord the explanations of all combination and other locks remaining on the Premises.

     B. Tenant shall return the Premises and all property, equipment and fixtures of Landlord in excellent order, condition and repair, subject to the provisions of subparagraph C of this Section IX and ordinary wear, and if Tenant fails to do so, Landlord may place the same in such order, condition and repair and Tenant shall pay Landlord the cost thereof, plus 15% for Landlord's overhead and administrative expenses.

     C. All decorations, furnishings, installations, additions, hardware, non-trade fixtures and equipment, and improvements, temporary or permanent, located in or upon the Premises, where placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten (10) days thereafter Landlord so directs, Tenant promptly shall remove the furnishings, decorations, installations, additions, hardware, non-trade fixtures and equipment, and improvements which were placed in the Premises by Tenant and are designated in the notice, and Tenant shall cap all utility outlets, restore all surfaces to a smooth uniform condition, and otherwise remove, restore and repair (including removing the canopy and roof, removing all underground equipment and removing the Drive-Up Window, Remote Unit and any ATM placed on the Premises), the Premises to its original condition. If Tenant fails to do so, Landlord may remove and restore the same and Tenant shall pay Landlord the cost thereof.

     D. All of Tenant's trade fixtures, equipment and personal property not removed from the Premises prior to such termination shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord under this Lease as a Bill of Sale therefor.

X.   Assignment and Subletting; Sale of Business.
     -------------------------------------------

     A. Tenant shall not assign, mortgage or otherwise transfer or encumber this Lease or any interest hereunder, or sublet all or any part of the Premises, or permit all or any part of the Premises to be used by others, without the prior written consent of Landlord to be exercised in its sole and absolute discretion in each instance. No assignment, subletting or other transfer shall relieve Tenant of any obligation or liability hereunder, unless otherwise agreed in writing by Landlord. If Tenant requests an assignment or subleasing other than to a wholly-owned subsidiary of Tenant or to a company into which Tenant may be merged or consolidated, Landlord shall have the right, to be exercised in its sole and exclusive discretion, to cancel this Lease for the Premises or the portion thereof to be assigned or sublet, without thereby relieving Tenant from its obligations or liabilities accruing prior thereto. If without Landlord's prior written consent this Lease is assigned or the Premises are sublet or occupied by anyone other than Tenant, Landlord may accept and retain the rent from such assignee, subtenant or occupant, without being deemed to have accepted or consented to such purported assignment, subletting or occupancy; and no such assignment, subletting, occupancy or acceptance of rent shall be deemed a waiver of this covenant. Consent by Landlord to an assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's written consent to any further assignment or subletting. Consent by Landlord to an assignment or subletting shall not constitute consent to the continuance, assignment or transfer of any right of first offer, right of first refusal, option to renew or extend, option to lease other space, or any other similar right or option; and any such rights and options shall be personal to Tenant, shall terminate upon any assignment or subletting, and shall not be assignable or transferable, unless and except as otherwise expressly provided in Landlord's written consent to each respective assignment or subletting. Any rent or other consideration payable to or received by Tenant in the form of money or otherwise as a result of an assignment or sublease which is in excess of the rent payable under the provisions of Sections I and II of this Lease shall be due and payable to landlord as additional rent hereunder, except as Landlord otherwise may specifically agree in writing.

     B. Regardless of the language of subparagraph X(A) above, Tenant shall, without Landlord's consent, have the right to transfer the Lease to a subsidiary or other affiliate or to sell its assets or capital stock; provided that no such transfer shall be deemed to release Tenant from its obligations under the Lease, and Tenant shall remain primarily liable thereunder following any such transfer.

XI.  Waiver of Certain Claims; Insurance.
     -----------------------------------

     A. To the fullest extent allowed by law, Tenant waives and releases and agrees to indemnify, defend and hold harmless Landlord, its directors, officers, agents and employees, against and from all claims, actions, judgments, liabilities, cost, expenses and fees which might be asserted against or incurred by Landlord, its directors, officers, employees, or agents, for or in connection with any injuries to or deaths of any persons and any losses of and damages to property sustained by Tenant, its visitors, customers, agents and employees, any other tenant or occupant of the Premises or the Building, or any other person, occurring in or about the Building or the Premises, resulting directly or indirectly from:

          1. any existing or future condition, defect, matter or thing in or about the Premises, the Building or any part thereof resulting from or in connection with Tenant's operation;

          2. the Building, the Premises or any part thereof becoming out of repair, malfunctioning, breaking, bursting, erupting or exploding;

          3. any accident or occurrence within the Premises;

          4. the sale or service of alcoholic beverages at or from the Premises; or

          5. any act or omission of Tenant, its agents, employees, customers or invitees.

     B. To the fullest extent allowed by law, Landlord waives and releases and agrees to indemnify, defend and hold harmless Tenant, its directors, officers, agents and employees, against and from all claims, actions, Judgments, liabilities, cost, expenses and fees which might be asserted against or incurred by Landlord, its directors, officers, employees or agents, for or in connection with any injuries to or deaths of any persons and any losses of and damages to property sustained by Tenant, its visitors, customers, agents and employees, any other tenant or occupant of the Premises or the Building, or any other person, occurring in or about the Building or the Premises, resulting directly or indirectly from:

          1. any existing or future condition, defect, matter or thing in or about the Premises, the Building or any part thereof resulting from or in connection with Landlord's operation;

          2. the Building, the Premises or any part thereof becoming out of repair, malfunctioning, breaking, bursting, erupting or exploding;

          3. any accident or occurrence within the Landlord's "cyclery"; or

          4. any act or omission of Landlord, its agents, employees, customers or invitees.

     C. Tenant at all times shall maintain fire and extended coverage insurance insuring its interest in all furniture, fixtures, equipment, supplies and other personal property located in the Premises or elsewhere in the Building and all tenant improvements tot he Premises, for the full insurable replacement cost thereof, plus business interruption insurance. Without limiting any other agreement or obligation of Tenant hereunder, Tenant shall waive and release all claims, rights and causes of action against Landlord, its directors, officers, employees and insurance maintained or required to be maintained by Tenant; and all proceeds payable under such policies for damage to the property or tenant improvement of Tenant shall be paid in trust Jointly to Landlord and Tenant and be used to repair or replace the damaged property and improvements, unless this Lease is terminated as provided elsewhere hereunder. Tenant also at all times shall maintain comprehensive general as liability and property damage insurance through financially responsible insurance companies satisfactory to Landlord, insuring Landlord and Tenant with respect to the Premises and all adjacent ways, containing a contractual liability endorsement, in amounts of less than One Million Dollars ($1,000,000) in the event of injury or death of any person, and One Million Dollars ($1,000,000) in the event of property damage. Tenant may have self insurance with respect to plate glass insurance. All such insurance policies shall require at least twenty (20) days prior written notice to Landlord before termination or modification; and current certificates of such insurance showing Landlord as named insured shall be maintained and delivered to Landlord.

     If any damage to the Premises, the Building or the tenants thereof is caused by any act or omission of Tenant, its agents, employees, customers or invitees, Landlord, at Landlord's option, may repair or otherwise remedy such damage; and Tenant shall reimburse Landlord for all costs thereof in excess of the amounts, if any, paid to Landlord under insurance policies covering such damages. Pending final settlement of any insurance claims covering such damages, Tenant shall reimburse Landlord in full for such costs; and Tenant shall be refunded the amount of any insurance proceeds paid for such damages when received by Landlord. All property in the Building or in the Premises belonging to Tenant, its agents, employees, customers, or invitees, or belonging to any other occupant of the Premises, shall be there at the sole risk of Tenant or such other person; and Landlord shall not be liable for any damage thereto or any theft, misappropriation or loss thereof.

XII. Fire and Casualty.
     -----------------

     If the Building or the Premises is damaged and made substantially untenable by fire or other casualty, and Landlord shall determine not to restore the same or not to require Tenant to restore the Premises if Tenant causes the fire or other casualty, Landlord may, by notice to Tenant given within one hundred twenty (120) days after such damage, terminate this Lease. Such termination shall become effective as of the date of such damage if the Premises are so damaged, otherwise as of the date one hundred twenty (120) days following the service of such notice of termination. Unless the Lease is terminated as herein above provided, if the Premises are damaged by fire or other casualty, not caused in whole or in part by Tenant, Landlord shall restore the same substantially to their prior condition, or to a similar condition of substantially equal or better utility, at Landlord's expense, with reasonable promptness. Unless the Lease is terminated as herein above provided, if 50% or more of the Premises are made untenable, (other than as a result of fire or casualty caused in whole or in part by Tenant) and if Landlord falls, within one hundred twenty (120) days after Landlord is enabled to take possession of the Premises, to substantially restore the Premises Tenant may terminate this Lease as of the end of said one hundred twenty (120) day period by giving written notice to Landlord not later than thirty (30) days after the expiration of said one hundred twenty (120) day period. During any such period, Landlord will permit Tenant, at no cost to Landlord, to maintain temporary banking quarters about the Premises during any period of rebuilding. Said temporary quarters shall in no way interfere with any construction and repair work and shall not interfere with the operation of the "Cyclery" east of the Tenant's space.

     If the Premises are damaged or destroyed by fire or other casualty caused in whole or in part by Tenant, and if Landlord does not elect to terminate this Lease as aforesaid, this Lease shall remain in full force and effect and Tenant's obligations to pay rent and all other sums hereunder shall continue unabated. In such event, Tenant promptly and diligently shall restore the Premises (in accordance with the other provisions of this Lease, including, but not limited to, the Section on "Alterations"); or, at Landlord's election, Landlord may restore the Premises, and Tenant shall pay all costs incurred in connection therewith, including fifteen percent (15%) of the total restoration cost for Landlord's administrative expense.

     In the event of termination of this Lease pursuant to this Section XII, rent shall be prorated on a per diem basis and shall be paid to the date of the fire or other casualty, unless a portion of the Premises shall be rentable and reasonably accessible, in which case rent shall be prorated on a per diem basis and shall be payable to the date of termination. If this Lease is not terminated in the event of a fire or other casualty but the Premises are rendered wholly untenable or are not reasonably accessible, rent shall abate on a per diem basis from the date of the fire or other casualty until the Premises are ready for occupancy and reasonably accessible to Tenant. If part of the Premises are rendered untenable, rent shall be prorated on a square footage basis in accordance with the part of the Premises which is usable by Tenant (as measured by Landlord) until termination or the damaged part is ready for Tenant's occupancy as the case may be. In all cases, due allowance shall be made for delays caused by adjustment of the insurance claim, strikes, labor difficulties, material shortages, weather conditions, and any other causes beyond Landlord's reasonable control; and in no case shall Landlord be liable to Tenant, shall Tenant be entitled to terminate this Lease or shall Tenant be relieved of any obligation (other than as expressly provided above) by virtue of any delay in completing repairs and restoration. Notwithstanding anything to the contrary herein set forth, there shall be no rent abatement or proration if the loss or damage is due to the fault, neglect or violation of any provision of this Lease by Tenant or its employees, agents, contractors, customers or invitees; and in no event shall Landlord be required to repair or restore any decorating, installations, alterations, additions or improvements in or to the Premises which were not provided initially by Landlord at its cost.

     Landlord covenants to maintain adequate casualty insurance covering the Building, with replacement cost endorsement. Tenant should have the right to self-insure with respect to plate glass replacement.

XIII. Rights and Remedies of Landlord.
      -------------------------------

     A. If Tenant is adjudged bankrupt or is declared to be insolvent in any court proceeding, if a receiver or trustee is appointed for Tenant or its property, if proceedings are commenced to wind up or liquidate Tenant's business or affairs, if a petition is filed by or against Tenant seeking relief under any chapter of the bankruptcy laws (and in the case of a petition against Tenant, if such petition is not dismissed within thirty (30) days after filing), or if Tenant makes an assignment for the benefit of creditors, then in any such event, Landlord, if Landlord so elects, may terminate this Lease without notice, entry or any other action; and upon such termination, Landlord shall be entitled to recover damages as herein and by law provided.

     B. If Tenant defaults in the prompt payment of rent and such default continues for five or more days after the payment first becomes due, if Tenant defaults in the prompt and full performance of any other obligation or the prompt and full observance of any other provision of this Lease and such other default continues for ten or more days after notice thereof is given to Tenant, if the Leasehold interest of Tenant is subjected to levy, execution or attachment, or if Tenant abandons the Premises, then in any such event, Landlord, if Landlord so elects, and with or without notice or demand, may terminate Tenant's right to possession, without terminating this Lease; and in any such event of default, whether or not there is a termination, Landlord shall be entitled to recover all sums and damages recoverable hereunder or by law.

     C. Upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession, Tenant shall vacate the Premises immediately and shall deliver possession to Landlord; and in such event Tenant hereby grants to Landlord full and free license to enter and repossess the Premises, with or without process of law, and to expel and exclude from possession Tenant and all other occupants of the Premises and to remove any or all property therefrom, using such force as may be necessary, without being guilty of conversion of property, trespass, eviction or forcible entry or detainer. Tenant hereby waives service of any notice or demand of any kind, including every notice and demand prescribed by law, and agrees that the simple breach of any provision of this Lease by Tenant alone shall constitute a forcible detainer by Tenant within the meaning of the statutes of the State of Illinois, without the need for any notice or demand of any kind.

     D. If Landlord elects to terminate Tenant's right to possession, without terminating the Lease, no action of Landlord taken pursuant to such election shall terminate this Lease or release Tenant from Tenant's obligation to pay rent for the full term.

     E. Upon and after regaining possession of the Premises with or without termination of the Lease, Landlord shall use reasonable efforts to relet the Premises or part thereof for the account of Tenant for such rent, for such time and upon such terms as Landlord shall determine; provided, however, that if there is any other vacant space in the Building, Landlord may elect to put any proposed tenant in such other space before reletting the Premises. Landlord shall not be required to accept any tenant who does not meet Landlord's qualifications for tenancy of the Premises, or to observe any instructions given by Tenant about reletting. In any such case, Landlord may make repairs, alterations, additions and improvements and may redecorate and remodel the Premises to the extent deemed desirable by Landlord; and Tenant shall pay Landlord on demand all cost thereof, together with Landlord's other expenses of reletting, such as advertising, commissions, and legal fees. If the consideration collected from the new tenant by Landlord upon and after reletting is not sufficient to pay the full amounts of all rents due or becoming due under this Lease from time to time, Tenant shall pay to Landlord the amount of each deficiency on demand.

     F. Intentionally Left Blank

     G. All property removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant may be entitled, shall be handled, removed or stored by Landlord at the sole risk, cost and expense of Tenant; and Landlord in no event shall be liable for conversion or be responsible for the value, preservation or safe keeping thereof. Tenant shall pay to Landlord on demand all expenses incurred by Landlord in such handling, removal and storage.

     H. Tenant shall pay all of Landlord's costs and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Landlord's rights or remedies hereunder or incurred in enforcing Landlord's rights or remedies hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

     I. If this Lease or Tenant's right to possession is terminated prior to the Lease expiration date set forth in the Schedule, Tenant shall be liable for and shall pay to Landlord the unamortized amount of all rent abated, credited or forgiven for Tenant and the unamortized costs of all decorations, installations, additions, alterations and improvements made in respect to the Premises and paid for or credited to Tenant by Landlord; and the entire amount thereof shall be due and payable immediately upon termination.

     J. If Tenant falls to perform any of its obligations hereunder or violates any of the provisions of this Lease, Landlord may (but need not) cure such default in whole or in part, in which event Tenant shall pay Landlord on demand as additional rent the amount of all costs, expenses and reasonable attorneys fees incurred by Landlord in connection therewith.

     K. To the fullest extent allowed by law, Tenant waives its right to a jury trial in any action under or with respect to this Lease or the Premises.

     L. In addition to any interest payable thereon, Tenant shall pay Landlord on demand a late charge equal to five percent (5%) of any rent or other sum not paid by Tenant when due.

     M. All rights and remedies of Landlord provided herein and available at law and in equity shall be separate and cumulative; and any of them may be exercised singly, concurrently, alternatively and in any order without prejudice to any other of them.

     N. Whenever Landlord's consent is required under the term of this Lease, said consent shall not be unreasonably withheld.

XIV. Bankruptcy or Insolvency.
     ------------------------

     If Landlord's right to terminate this Lease pursuant to Section XIII(A) above is not elected, upheld or enforced, the following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

     A. If Tenant files a petition under Chapters 7, 11 or 13 of the Bankruptcy Code, or if an order for relief is entered against Tenant under Chapter 7, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding, and if the trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days after appointment of the trustee in a Chapter 7 proceeding or the date of the filing of such petition or conversion in such other chapter proceeding, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease, and Landlord shall be entitled immediately to possession of the Premises without further obligation to Tenant or the trustee and this Lease shall be terminated. Landlord shall be entitled to recover all past due rent and damages in the bankruptcy proceeding, and such right shall survive termination of the Lease. Landlord's damages shall include the unamortized amount of all rent abated, credited or forgiven for Tenant and the unamortized costs of all decorations, installations, alterations, additions and improvements made in respect to the Premises and paid for or credited to Tenant by Landlord determined as of the commencement of the bankruptcy proceeding. To be effective, any election to assume this Lease must be given in writing to Landlord, and, in Landlord's sole business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

          1. The trustee or the debtor-in-possession must have cured or must have provided to

Landlord adequate assurance that the trustee will cure all monetary defaults within ten (10) days and all non-monetary defaults within thirty (30) days after the date of assumption and that within ten (10) days from the date of assumption, Landlord will be compensated for all pecuniary damages it has incurred arising from the defaults of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord's written statement of pecuniary loss sent to the trustee or debtor-in-possession.

          2. The trustee or the debtor-in-possession must have provided Landlord with adequate assurance of the timely future performance of each of Tenant's obligations under this Lease; provide also that:

               (a) The trustee or debtor-in-possession must also deposit with Landlord, as security for the timely payment of rent, an amount equal to three months' rent and other periodic sums accruing under this Lease; and

               (b) The obligations imposed upon the trustee or the debtor-in-possession must continue and be binding upon Tenant after the completion of bankruptcy proceedings.

          3. For purposes of Subsection A(l), "adequate assurance" means that:

               (a) Landlord shall have determined that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant's obligation under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

               (b) An order shall have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure all monetary and non-monetary defaults under this Lease within the time periods set forth above.

     B. If the trustee or the debtor-in-possession has assumed this Lease and assigns or elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if:

          1. The assignee shall have submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of the Tenant's obligations under this Lease;

          2. If requested by Landlord, the assignee shall have obtained guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of credit worthiness; and

          3. Landlord shall have obtained consents or waivers from any third parties which may be required under any Lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

     C. When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, such charges shall not be less than the Base Rent, Rental Adjustments and other sums payable by Tenant hereunder.

XV.  Default by Landlord.
     -------------------

     The Landlord agrees that if it fails to pay any installment of taxes prior to sale of said taxes or assessments or any interest, principal, costs of other charges upon any mortgage or mortgages, or other liens and encumbrances affecting the leased Premises, and to which this Lease may be subordinate when any of the same become due, or if the Landlord falls to make any repairs or do any work required of the Landlord by the provisions of this Lease, or in any other respect fails to perform any covenant and agreement in the Lease contained on the part of the Landlord to be performed, then, and in any such event or events, the Tenant, after the continuance of any such failure of default for thirty (30) days after notice in writing thereof is given by the Tenant to the Landlord, may at its option pay said taxes, assessments, interest, principal, costs, and other charges and cure such defaults all on behalf of and at the expense of the Landlord, and do all necessary work and make all necessary payments in connection therewith including but not limiting the same to the payment of any fees, costs and reasonable charges of or in connection with any legal action which may have been brought; and the Landlord agrees to pay to the Tenant forthwith the amount so paid by the Tenant, together with interest at the rate of 12% per annum and agrees that the Tenant may withhold any and all rental payments thereafter becoming due to the Landlord pursuant to the provisions of this Lease or any extension thereof and may apply the same to the payment of such indebtedness of the Landlord to the Tenant until such indebtedness is fully paid with interest as herein provided. Nothing herein contained shall preclude the Tenant from proceeding to collect the amount so paid by it as aforesaid without waiting for rental off-sets to accrue or from exercising any other right or remedy available to Tenant at law or in equity. Landlord agrees to indemnify and save Tenant harmless from all fines, claims, demands, actions, proceedings, judgments, and damages (including court costs and reasonable attorney fees) of any kind or nature by anyone whomsoever arising or growing out of any breach or nonperformance by Landlord of the covenants in this Lease.

XVI. Eminent Domain.
     --------------

     If the whole or any part of the Premises shall be taken for public or quasi-public use by a governmental authority acting under the power of eminent domain or shall be conveyed to a governmental authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Premises (if any) to be untenable and inadequate for use by Tenant for the purposes for which they were Lease, then Tenant, at its option, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If a part of the Premises shall be so taken or conveyed but the remaining part is rentable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession;, Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed rentable; and the rent shall be reduced in proportion to the part of the Premises so taken or conveyed (as measured by Landlord). All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its rights, title and interest in and to any such award. However, Tenant shall have the right to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of the interruption of Tenant's business, moving and relocation expenses and depreciation to and removal of Tenant's trade fixtures and personal property.

XVII. Landlord's Mortgage.
      -------------------

     From time to time either before or after the execution of this Lease, Landlord may execute a mortgage or trust deed in the nature of a mortgage of Landlord's interest in the Building and/or underlying land. In such event:

     A. If and as requested by the mortgagee or trustee, Tenant will subordinate or agree tot he superiority of its interest in this Lease to said mortgage or trust deed and will execute such subordination or superiority agreement or agreements as reasonably may be required by said mortgagee or trustee. Tenant's obligation to subordinate to Landlord's mortgagee is conditioned upon execution by such mortgagee of an agreement, in form reasonably satisfactory to Tenant, providing that Tenant's right of quiet possession and occupancy of the Premises should not be disturbed in the even to foreclosure by such mortgagee or default under the mortgage.

     B. Should such mortgage or trust deed be foreclosed, the liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the subject real estate, and such liability shall not continue or survive after further transfer of ownership.

     C. Tenant agrees that, in the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right:

          1. Until it has notified in writing the holder of any mortgage or trust deed which at the time shall be a lien on the Building or underlying land of such act or omission (if the name and address of such holder shall previously have been furnished by written notice to Tenant); and

          2. Until a reasonable period, not exceeding thirty (30) days, for commencing the remedying of such act or omission shall have lapsed following the giving of such notice; and

          3. Unless such holder, with reasonable diligence, shall not have commenced and continued to remedy such act or omission or to cause the same to be remedied.

     D. If such mortgage or trust deed be foreclosed, upon request of the mortgagee or trustee, Tenant will attorn to the purchaser at any foreclosure sale and will execute such instruments as may be necessary or appropriate to evidence such attornment. Likewise, Tenant will attorn to the leasehold mortgagee (if any) in the event said leasehold mortgagee should ever become the owner of the leasehold estate covered by its mortgage or should become the owner of any new lease in replacement or substitution of such leasehold estate.

XVIII. Estoppel Certificate.
       --------------------

     When requested by Landlord, Tenant shall deliver to Landlord or to its present or prospective mortgages, purchasers, auditors or another persons designated by Landlord, a certificate stating that: this Lease is in full force and effect; Landlord is not in default (or stating specifically any exceptions thereto); the date of acceptance of the Premises; the date of commencement of rent; the date of commencement of the term of this Lease; the expiration date of this Lease; the amount of rent currently payable; the date to which rent has been paid; whether or not Landlord has completed any improvements required to be made to the Premises; whether or not Tenant has any options or rights of first refusal; and such other matters as may be reasonably required. Failure to give such a certificate within ten (10) days after written request shall constitute a default by Tenant and also shall be conclusive evidence that this Lease is in full force and effect and that Landlord is not in default, and Tenant shall be estopped from asserting any defaults know to Tenant at that time.

XIX. Holding Over.
     ------------

     If Tenant retains possession of the Premises or any part thereof after termination of this 1, by lapse of time or otherwise, or after termination of Tenant's right to possession of the Premises, Tenant shall pay Landlord for the time Tenant remains in possession rent at double the rental rate payable for the last period prior to the date of such termination, which rate shall include Base Rentals and Rental Adjustments as provided in Sections I and II of this Landlord. Tenant also shall pay all damages sustained by Landlord by reason of such retention. Unless otherwise provided in writing by Landlord, any such retention shall give rise to a month to month holdover. If Landlord so elects by giving written notice thereof to Tenant, such holding over shall constitute renewal of this Landlord for one year at a rental rate equal to One Hundred Twenty-Five percent (125%) of the rent provided for thereunder on the stated termination date of this Lease; plus all rent that may be pursuant to the terms hereof, as specified in Landlord's notice. Acceptance by Landlord of rent after any such termination shall not constitute a renewal. This section does not waive Landlord's right of re-entry or any other right or remedy available to Landlord upon holding over.

XX.  Miscellaneous.
     -------------

     A. Default Under Other Lease. If the term of any lease, other than this Lease, made by Tenant for the Premises or any part thereof or for any other space in the Building shall be terminated or terminable after the making of this Landlord, because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Landlord or to exercise any of the remedies set forth in Section XIII.

     B. Acts Subsequent to Default. No receipt of money by Landlord from Tenant after any default, the termination of this Landlord or Tenant's right to possession, the service of any notice or demand, the commencement of any suit or the entry of any judgment shall operate to cure or waive such default, reinstate, continue or extend the term of this Lease or Tenant's right to possession, or affect any such notice, demand, suit or judgment.

     C. Waiver of Default. No waiver of any default of Tenant shall be implied an no express waiver of any such default shall affect, any default other than the default specified in such waiver, and then only for the time and to the extent therein stated. No waiver of or failure to enforce any provision under any other tenant's lease or any provision of the Building's rules and regulations, and no consent or permission given to any other tenant or person, shall operate to waive, diminish, or impair any similar provision relating to Tenant or give rise to or require any similar consent or permission in the case of Tenant. The invalidity or unenforceability of any provision of this Lease, per se or as applied, shall not affect or impair any other provision of this Lease, the remainder of which shall remain in full force and effect, or any other application of the provision in question.

     D. Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or attached to this Lease are a part hereof; and in the event of variation or discrepancy, the duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

     E. Meaning of Tenant. The word "Tenant" wherever used in this Landlord shall be construed to mean Tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. The word "term" as used herein includes the initial Lease term and all extensions and renewals.

     F. Representative Capacity. No person executing this Lease in a representative capacity for Landlord or Tenant shall be held individually liable hereunder in the absence of fraud, provided that such person acted with due authority and the intended principals are bound.

     G. Brokers. Tenant certifies that it has not dealt with any real estate broker other than the broker identified on the Schedule and that no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Landlord. Tenant agrees to indemnify and hold Landlord harmless from all claims from and liabilities to any other real estate broker for commissions or fees in connection with this Lease and space.

     H. Force Majeure. Time is of the essence. However, provision or performance by Landlord of any maintenance, repair, restoration, improvement, facility or service shall be subject to delays due to strikes, labor problems, material shortages, Acts of God, weather conditions, war and other cause beyond the reasonable control of Landlord.

     I. Successors and Assigns. Each provision hereof shall extend to and shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided, however, that this Lease shall not inure to the benefit of any heir, legal representative, transferee, successor or assign of Tenant except upon the express written consent or election of Landlord to be exercised in Landlord's sole and absolute discretion.

     J. Rules and Regulations. Tenant agrees to comply with all reasonable rules and regulations Landlord may adopt from time to time for the operation, management, protection and welfare of the Building and its tenants and occupants.

     K. Notices. No notice or demand related to this Lease shall be effective unless in writing and either delivered personally to the party to whom it is directed or sent by United States certified mail, return receipt requested, postage prepaid, in a sealed envelope addressed: if to Tenant, to Tenant at the Premises, with a copy to Mr. Peter Wifler, 335 Chancery Lane, Lake Zurich, Illinois 60047, or if Tenant is not in possession thereof, then to Tenant's address last known to Landlord; and if to Landlord, to Landlord at 1111 Waukegan Road, Northbrook, Illinois, 60062, with a copy to Stephen B. Cohen at the Law Offices of Stephen B. Cohen, P.C., 5 Revere Drive, Suite 320, Northbrook, Illinois 60062; provided that either party, by notice to the other, from time to time may designate another address in the United States of America to which notices mailed more than ten (10) days thereafter shall be addressed. Notices mailed as aforesaid shall be effectively given as of the date of mailing.

     L. Marginal Notations. The marginal notations of this Lease are for conveniences only and in no way limit or enlarge scope or meaning.

     M. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease and this instrument is not effective as a Lease or otherwise until execution and delivery by both Landlord and Tenant.

     N. This Lease is subject to the renewal option granted to Tenant as set forth in Rider attached hereto and made a part hereof.

       LANDLORD:                                     TENANT:
       ---------                                     -------
GEORGE GARNER AND BARBARA                    VILLAGE BANK and TRUST COMPANY
GARNER

By:  /s/ George Garner                      By:   /s/ John A. Reck
    -----------------------------------          -------------------------------
                                                       Its President
By:  /s/ Barbara Garner                     By:   /s/ Robert C. Rud
    -----------------------------------          -------------------------------
                                                       Its E.V.P. and Cashier

          RIDER TO LEASE DATED OCTOBER 27, 1998, BETWEEN GEORGE GARNER
            AND BARBARA GARNER, LANDLORD, AND VILLAGE BANK AND TRUST
         COMPANY, TENANT, AT 585-587 ELA ROAD, IN LAKE ZURICH, ILLINOIS

Option to Extend Term.
---------------------

     It is expressly agreed that provided this Lease has not been theretofore canceled or terminated by operation of law or otherwise, and that the Tenant is not in default under this Lease on the date (i) that Tenant exercises the option to extend the Term, or (ii) the extended Term hereof commences, then Tenant is granted the option to extend the Term of this Lease for a further term of Three
(3) years commencing on the fifth anniversary of the Commencement Date, and ending five years thereafter, subject to the terms and conditions as in this Lease contained, except that:

          (a) Tenant shall have no further option for any further renewal or extension;

          (b) The Base Rent and Monthly Base Rent during the extended term shall be as follows:

           Period:                   Thirty-Six (36) months
           Base Rent:                $151,452.00
           Monthly Base Rent:        $   4207.00

          (c) Tenant shall deposit additional Security Deposits on or before the dates hereinafter set forth in the amounts set forth opposite the stated dates to bring the total Security Deposit up to the amounts also shown opposite the stated dates:

           Date of Required
             Additional Security
             Deposit:                Upon exercise of option to extend term

           Amount of Additional
             Security Deposit:       $ 714.00

           Total Security Deposit:   $8414.00

     The Tenant, in order to exercise such option to extend, must serve notice of its election upon Landlord, or its successor or assigns, by serving no later than 5:00 p.m. on a date which is one hundred eighty (180) days prior to the date of expiration of this original Lease. The notice once given shall be and is irrevocable. The aforesaid option to extend the Term is given to and may be enforced by the original Tenant only, and on condition that it shall not be assigned, mortgaged or encumbered by such Tenant, nor shall it be exercisable by Tenant if all or a portion of the Premises may have been sublet by the Tenant with or without the consent of Landlord or, pass by any devolution, assignment or transfer of this Lease, which may be permitted by such transfer or disposition of such option to extend or attempt to accomplish such transfer or disposition, this option to extend shall become null and void.

          (d) The Extended Term Base Rent as described herein shall increase annually to an amount equal to One Hundred Three percent (103%) of the Base Rent which was payable for the year immediately preceding such anniversary and Tenant shall thereafter (until further increase) pay equal monthly installments of the Base Rent as adjusted. Tenant shall pay all monthly installments of Base Rent to Landlord, in advance, on or before the first day of each and every month during the Term, without demand and without any set-off or deduction whatsoever, except that (i) Tenant shall pay an amount equal to one full monthly installment of Base Rent at the time of execution of this Lease, which amount shall be credited to the first full monthly installment of Base Rent payable hereunder; and (ii) if the Term commences other than on the first day of a month or ends other than on the last day of a month, the Base Rent for such month shall be prorated and the prorated Base Rent for the portion of the month in which the Term commences shall also be paid at the time of execution of this Lease.























This Lease was prepared by Stephen B. Cohen, the Law Offices of Stephen B. Cohen, P.C.,
5 Revere Drive, Suite 320, Northbrook, IL 60062 (847-509-9030).